Inventories	12 Months Ended
Dec. 31, 2021
Inventories

9.	Inventories

Inventories are accounted for at cost or net realizable value, whichever is lower. Inventories purchased are recorded at average cost, including warehouse and handling costs, to the extent that these costs are necessary to bring inventories to selling conditions at the stores, less bonuses received from suppliers.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs to sell.

Inventories are reduced by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

The table below presents our inventories per location:

	2021	2020

Stores	1,646	2,453
Distribution centers	773	1,134
Inventories – Éxito Group	2,884	2,879
Real Estate Inventory – Éxito Group	50	142
Allowance for losses on inventory obsolescence and damages (note nº9.2)	(96)	(72)
	5,257	6,536

9.1.	Unrealized bonuses

On December 31, 2021, unrealized bonuses, which are presented as reducing the inventory balance, amounted to R$47 (R$62 on December 31, 2020).

9.2.	Allowance for losses on inventory obsolescence and damages

	2021	2020	2019

At the beginning of the year	(72)	(95)	(65)
Additions	(63)	(40)	(51)
Business combination	-	-	(22)
Write-offs / reversal	37	16	35
Foreign currency translation adjustment	2	(4)	-
Deconsolidation of Sendas	-	51	8
At the end of the year	(96)	(72)	(95)